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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date or earliest event reported): July 10, 1998


                            DEL MONTE FOODS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


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          Delaware                  333-36374-01                13-3542950
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
(State or Other Jurisdiction        (Commission                (IRS employer
     of Incorporation)              File Number)            Identification No.)

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One Market, San Francisco, California                                   941015
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (415) 247-3000
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                                 Not Applicable
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         (former name or former address, if changed since last report)
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Item 5. Other Events.

     On July 10, 1998, Del Monte Corporation (the "Company") entered into an agreement (the "Master Agreement") with Compania Venezolana de Conservas C.A. (Covenco) and Nabisco, Inc. ("Nabisco"). The Company is a wholly-owned subsidiary of Del Monte Foods Company ("Parent"). Pursuant to the Master Agreement, and subject to the terms and conditions thereof, the Company will reacquire rights to the Del Monte brand in South America and will purchase Nabisco's canned fruits and vegetables business in Venezuela.

     A copy of the press release issued by the Company on July 14, 1998 is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99   Press release issued by Del Monte Foods Company on July 14, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 1998

                                        DEL MONTE FOODS COMPANY
                                        (Registrant)


                                        By: /s/ RICHARD G. WOLFORD
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                                        Name:  Richard G. Wolford
                                        Title: Chief Executive Officer
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                                 EXHIBIT INDEX

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
     99     Press release issued by Del Monte Foods Company on July 14, 1998.
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